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Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the annual report of U.S. Shipping Partners L.P. (the "Partnership") on Form 10-K for the fiscal year ended December 31, 2007 as filed with the Securities and Exchange Commission (the "Report"), I, Paul B. Gridley, Chairman and Chief Executive Officer of US Shipping General Partner LLC, the general partner of the Partnership, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

        (i) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

/s/ PAUL B. GRIDLEY Paul B. Gridley Chairman and Chief Executive Officer March 13, 2008

        A signed original of this written statement required by Section 906 has been provided to U.S. Shipping Partners L.P. and will be retained by U.S. Shipping Partners L.P. and furnished to the Securities and Exchange Commission or its staff upon request.

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  Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002